                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                      American Plumbing & Mechanical, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                      AMERICAN PLUMBING & MECHANICAL, INC.

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 10, 2001

--------------------------------------------------------------------------------

TO THE STOCKHOLDERS OF AMERICAN PLUMBING & MECHANICAL, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of American Plumbing & Mechanical, Inc., a Delaware corporation ("Company"), will be held on Thursday, May 10, 2001, at 1:00 pm, local time, at the Venetian Hotel in Las Vegas, Nevada to consider and vote upon the following matters:

         1.    Election of four (4) Class II Directors.

         2. The approval of Deloitte & Touche, L.L.P. as the Company's existing independent auditors for the 2001 fiscal year.

         3. Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Stockholders of record at the close of business on April 1, 2001 ("Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. The above items will require the affirmative vote of the majority of the issued shares of the common stock of the Company, outstanding on the Record Date and entitled to vote, present in person or represented by proxy. All stockholders are cordially invited and encouraged to attend the Annual Meeting in person.

         IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE.


                                      By order of the Board of Directors


                                      ------------------------------------------
                                      Robert Christianson, Chairman of the Board

                      AMERICAN PLUMBING & MECHANICAL, INC.
                             1950 LOUIS HENNA BLVD.
                             ROUND ROCK, TEXAS 78664

                                 --------------

                                 PROXY STATEMENT
                   FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

                                 --------------



                               VOTING INFORMATION


         The accompanying proxy is solicited by the Board of Directors of American Plumbing & Mechanical, Inc. (AMPAM) in connection with the annual meeting of stockholders to be held on May 10, 2001, at 1:00 p.m. local time, at the Venetian Hotel in Las Vegas, Nevada.

         Stockholders recorded in our stock register on April 1, 2001 may vote at the meeting. As of such date, there were 13,271,383 shares of common stock, 331,116 shares of Class B common stock and 1,048,820 shares of Series A preferred stock outstanding. Each share of common stock has one vote, each share of Class B common stock has one-fourth vote and each share of Series A preferred stock has one vote on each matter submitted to a vote of the stockholders. In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available during business hours at the location of the annual meeting on the date of the meeting and for the ten days preceding the meeting.

         Your vote is important. You may vote in person at the meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the meeting. You may always change your vote at the meeting. Giving us your proxy means that you authorize us to vote your shares at the meeting in the manner you indicated on your proxy card. You may vote for all, some or none of our director candidates. You may also vote for or against ratification of the appointment of independent accountants or you may abstain from voting.

         If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of the director candidates and in favor of the ratification of independent accountants. If any other matters are properly raised at the meeting, we will vote the shares in accordance with our best judgment and discretion, unless authority to do so is withheld by you in the proxy card.

         You may revoke your proxy before it is voted by giving written notice to our Secretary, by submitting a new proxy with a later date or by voting in person at the meeting.

         In order to carry on the business of the meeting, our bylaws require that at least a majority of the outstanding shares entitled to vote must be represented at the meeting, either in person or by proxy.

         The director candidates in Class II receiving the most votes will be elected to fill the open positions in that class on the Board of Directors. Ratification of the appointment of independent accountants requires the favorable vote of a majority of the shares voted for or against such ratification. Abstentions will not effect the election of directors or the ratification of independent accountants.

         An abbreviated proxy statement and the accompanying proxy card and notice of meeting are being mailed to our stockholders on or about April 30, 2001.

                           INFORMATION ABOUT DIRECTORS

         Our Board of Directors is divided into three classes having staggered terms of three years each. The term of office of the directors in Class II expires at this year's meeting. The terms of office of the Class III and Class I directors will expire in 2002 and 2003, respectively. At each annual meeting of stockholders, directors are elected to succeed the class of directors whose terms have expired.

         The Board's nominees for Class II directors are Robert W. Sherwood, Michael E. Workman, Robert A. Christianson and Albert W. Niemi, Jr. If any nominee becomes unavailable for election, the Board of Directors can name a substitute nominee and proxies will be voted for such nominee pursuant to discretionary authority, unless withheld.

         Information about each of the nominees and the continuing directors is set forth below:

Nominees for Class II Directors--Term Expiring 2004

         ROBERT A. CHRISTIANSON, age 55, has been a director and the Chief Executive Officer since April 1999. Mr. Christianson was elected Chairman of the Board in February 2000. Mr. Christianson was Chief Executive Officer of Christianson Enterprises, Inc. from 1980 until its acquisition by AMPAM in April 1999. Mr. Christianson has over 36 years of experience in the plumbing and mechanical contracting services industry and is a past president of the Plumbing, Heating and Cooling Contractors Association of Texas.

         ALBERT W. NIEMI, JR., age 58, has been a director since April 1999. Since 1997 Dr. Niemi has been the John and Debbie Tolleson Dean of the Edwin L. Cox School of Business at Southern Methodist University. Dr. Niemi's areas of expertise include economic growth, economic forecasting and history of American business. Dr. Niemi served as dean of the School of Business at the University of Alabama at Birmingham for the 1996-1997 academic year and as dean of the Terry College of Business from 1982 through 1996.

         ROBERT W. SHERWOOD, age 50, has been a director since April 1999 and Vice President of Commercial Operations since April 2000. Mr. Sherwood was the founder, President and Chief Executive Officer of Sherwood Mechanical, Inc. from 1976 until its acquisition by AMPAM in April 1999, and continues to serve as the Chief Executive Officer of Sherwood Mechanical, Inc. Mr. Sherwood is a past President of the San Diego chapter of Associated Builders and Contractors and was Chairman of the Plumbing Industry Committee of the California Contractors Alliance.

         MICHAEL E. WORKMAN, age 57, was elected in February 2000 to complete the term of David A. Croson, who had earlier resigned. Dr. Workman served on the faculty of Texas A&M University from 1980 to 1999 and is currently a Professor Emeritus of Texas A&M. Dr. Workman also provides consulting services to the distribution and contracting industry.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
                             NOMINEES FOR DIRECTOR.

Continuing Class I Directors--Term Expiring 2003

         JAMES A. CROSON, age 69, was a director from April 1999 to February 2000, and was reelected to the Board of Directors in May 2000. Mr. Croson was President of J.A. Croson Company of Florida from 1989 until 1997, and has served as Chief Executive Officer of J.A. Croson Company of Florida since 1998. Mr. Croson is also a member of the Equal Business Access Committee for the Associated Contractors of America.

         RICHARD M. POLLARD, age 64, has been a director since February 2000. Since 1997, Mr. Pollard has been an independent financial consultant. Mr. Pollard was with Deloitte & Touche from 1956 to 1996, most recently as a senior partner.

         LLOYD C. SMITH, age 57, has been a director and Vice President of Heating, Ventilation and Air Conditioning since April 2000. From 1986 through March 2000, Mr. Smith was a director and the President of Lindy Dennis Industries, which was acquired by AMPAM in September 1999. Mr. Smith has also been a director of LDI Mechanical, Inc., a wholly owned subsidiary of AMPAM, since March 2000.

         STEPHEN F. TURNER, age 44, has been a director since February 2000. Mr. Turner has been the Chief Executive Officer of Atlas Plumbing & Mechanical, Inc. since its founding by Mr. Turner in 1981. Atlas Plumbing & Mechanical, Inc. became a wholly owned subsidiary of AMPAM in April 1999.

Continuing Class III Directors--Term Expiring 2002

         DAVID C. BAGGETT, age 39, has been a director since April 1999. Mr. Baggett has been the Senior Vice President and Chief Financial Officer of AMPAM since August 1998. From March 1997 to August 1998, Mr. Baggett was the Senior Vice President and Chief Financial Officer of Kelley Oil & Gas Corporation. Before March 1997, Mr. Baggett was the partner in charge of energy and corporate finance for the Houston office of Deloitte & Touche LLP.

         SUSAN O. RHENEY, age 41, has been a director since April 1999. Ms. Rheney is a private investor and was formerly a principal of The Sterling Group, L.P., a private financial and investment organization, from 1992 until 2000. Ms. Rheney is a director of Texas Petrochemical Holdings, Inc., and serves as a member of its audit and finance committees.

         ROBERT C. RICHEY, age 49, has been a director since April 1999 and during such period has also been Senior Vice President and the Chief Operating Officer of AMPAM. Mr. Richey was Chief Executive Officer of R.C.R. Plumbing, Inc. from its founding by Mr. Richey in 1977 until its acquisition by AMPAM in April 1999.

         SCOTT W. TEEPE, SR. age 43, has been a director since April 1999. From 1984 to 1998, Mr. Teepe was Vice President of Teepe's River City Mechanical, Inc., and was its President from 1998 until its acquisition by AMPAM in April 1999.

BOARD ORGANIZATION AND COMMITTEES

         Our Board of Directors directs the management of AMPAM's business and has established two committees to help carry out its duties. The Board held three meetings during 2000, and the committees held a total of nine meetings. Each director attended more than 75% of the meetings of the Board of Directors and the committees on which he or she served. As of April 1, 2001, AMPAM had the following committees:

         The AUDIT COMMITTEE has three members: Dr. Niemi, Mr. Pollard and Ms. Rheney. This committee oversees accounting and internal control matters, recommends to the Board of Directors the selection of independent public accountants to audit the financial statements of AMPAM and its subsidiaries and reviews and approves the plan and scope of the independent public accountants' audit and any non-audit services and related fees. The Audit Committee's report begins on page 11. The Audit Committee met seven times in 2000.

         The COMPENSATION COMMITTEE has four members: Ms. Rheney, Mr. Sherwood, Mr. Richey and Dr. Workman. This committee oversees compensation and benefits of executive officers and administers AMPAM's stock incentive plan. The Compensation Committee's report begins on page 8. The Compensation Committee met two times in 2000.

COMPENSATION OF DIRECTORS

         Directors who are employees of AMPAM or one of its subsidiaries do not receive additional compensation for serving as directors. Each director who is not an employee of AMPAM or a subsidiary receives $2,000 for attendance at each meeting of the Board and at each meeting of a committee of the Board, if such committee meeting is not held on the same day as a Board meeting. If a Board meeting or committee meeting is held telephonically, non-employee directors receive $1,000 for attending each such meeting, subject to the same qualification set forth above. Directors of AMPAM are reimbursed for reasonable out-of-pocket expenses incurred in their capacity as directors of AMPAM. Each non-employee director receives stock options to purchase 5,000 shares of common stock upon initial election to the Board of Directors, and thereafter receives, on April 1 of each year, an option to purchase 5,000 shares of common stock if such director is a director on that date.

                                 STOCK OWNERSHIP

         The following table sets forth information with respect to beneficial ownership of AMPAM's common stock and Class B common stock by (a) all persons known to AMPAM to be the beneficial owner of 5% or more of the common stock, (b) each director and nominee for director, (c) each executive officer and (d) all executive officers and directors as a group as of April 1, 2001.

         The address of each person is c/o American Plumbing & Mechanical, Inc., 1950 Louis Henna Blvd., Round Rock, Texas 78664. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                                 Common Stock                     Class B Common Stock
                                            Beneficial Ownership(1)               Beneficial Ownership
                                           Shares             Percent           Shares           Percent
                                           ------             -------           ------           -------
Robert A. Christianson                    1,094,782             7.6              108,372          32.7
Robert C. Richey                          1,784,958(2)         12.5               54,186          16.4
David C. Baggett                            300,000             2.1              108,372          32.7
James A. Croson                             523,417             3.7                    -             -
Albert W. Niemi, Jr.                              -               -                    -             -
Susan O. Rheney                              50,000(3)          0.3                    -             -
Robert W. Sherwood                          294,120             2.1                    -             -
Scott W. Teepe, Sr.                         532,760             3.7                    -             -
Richard M. Pollard                           10,000               -                    -             -
Stephen F. Turner                           578,453(4)          4.0                    -             -
Michael E. Workman                            5,000               -                    -             -
Lloyd C. Smith                            1,343,830             9.4                    -             -
GROUP
Executive officers and directors
   (12 persons)                           6,517,320            45.5              270,930          81.8

-----------------

(1) Assumes conversion of the 1,048,820 shares of preferred stock into the same number of shares of common stock.

(2) Of these shares, 1,412,230 are held by the Robert C. Richey Trust and 363,228 shares are held by Robert C. Richey.

(3) These shares are held by the Rheney Living Trust, of which Ms. Rheney is a trustee.

(4)   Includes 180,303 shares owned by Carol Turner, Steve Turner's wife.

                               EXECUTIVE OFFICERS

         As described in "Information About Directors" above, Mr. Christianson serves as Chief Executive Officer, Mr. Richey as Senior Vice President and Chief Operating Officer, and Mr. Baggett as Senior Vice President and Chief Financial Officer.

                             EXECUTIVE COMPENSATION

         Set forth below is information regarding compensation arrangements and benefits paid or made available to our Chief Executive Officer and our other highly compensated executive officers in 2000.

Summary Compensation Table

                                                       Annual                  Long-Term
                                                    Compensation           Compensation Awards
                                                ---------------------    -----------------------
                                                                         Restricted   Securities
                                                                           Stock      Underlying
Name and Principal Position              Year    Salary        Bonus       Awards       Options
---------------------------              ----   --------     --------    ----------   ----------
Robert Christianson
   Chairman of the Board of Directors,
     President and Chief Executive
     Officer                             2000   $215,000     $220,000     $       --        --
                                         1999    165,000           --      2,900,232        --

Robert C. Richey
   Chief Operating Officer               2000    210,160      220,000             --        --
                                         1999    165,000           --      1,450,116        --

David C. Baggett
   Chief Financial Officer               2000    190,263      200,000             --        --
                                         1999    150,000      200,000      2,900,232   200,000

------------------

EMPLOYMENT AGREEMENTS

         AMPAM has entered into executive employment agreements with Mr. Christianson, Mr. Richey and Mr. Baggett. These agreements set forth the terms and conditions for the respective employment of Mr. Christianson as Chief Executive Officer, Mr. Richey as Senior Vice President and Chief Operating Officer, and Mr. Baggett as Senior Vice President and Chief Financial Officer. The principal terms of the agreements are as follows:

         o     Term. The term of each agreement runs until April 1, 2004.

         o Salary and Bonus Compensation. Messrs. Christianson and Richey each receive an initial base salary of $220,000 and Mr. Baggett receives an initial base salary of $200,000, subject to a potential increase each year by the Board of Directors based on competitive survey data. In addition, each of the executive officers is entitled to receive a bonus at the discretion of the Compensation Committee or otherwise in accordance with any bonus plan that may be adopted by the Compensation Committee.

         o Equity Compensation. In connection with the agreements, Mr. Christianson was granted 108,372 shares of restricted common stock, Mr. Richey was granted 54,186 shares of restricted common stock, and Mr. Baggett was granted 108,372 shares of restricted common stock, 300,000 shares of common stock and an option, vesting over five years at 20% each year and with an exercise price of $7.00 per share, to purchase 200,000 shares of common stock.

         o Other Benefits. Each of the executive officers is eligible to participate in all of AMPAM's standard benefit plans.

         o Noncompetition and Nonsolicitation. Each of the executive officers is bound by noncompetition and nonsolicitation covenants for the term of the agreements and for an additional year or two years based on certain circumstances.

         o Severance Benefits. If an executive officer terminates his employment for good reason or is terminated without cause, the executive officer is entitled to his full salary for the remaining term of the agreement, but not more than two years nor less than one year, and to continued health and related benefits for such period.

         o Change in Control. If, under certain specified conditions, an executive officer's employment is terminated because a change in control of AMPAM is about to occur or has occurred, the executive officer will be entitled to receive a lump sum severance payment equal to the greater of (a) three years' base salary at the then current rate or (b) the base salary for the remaining period of the initial term of the agreement. In certain limited circumstances the severance payment may be doubled or tripled. If an executive officer receives a severance payment that is subject to the excise tax on excess parachute payments, the severance payment will be increased so that, on a net after-tax basis, the officer will receive the full amount of the severance payment. AMPAM may not deduct any excess parachute payments when calculating its income tax liability.

         AMPAM has agreements with most members of senior management restricting their ability to compete. These agreements typically provide that the applicable senior management employee may not compete with AMPAM during the term of employment and for a one or two-year period following a termination for cause, a resignation or a voluntary termination of employment. The agreements also provide that employees subject to the agreements may not disclose any confidential information of AMPAM while employed by AMPAM or thereafter. The agreements also provide that the employee may not solicit AMPAM's customers or employees after leaving AMPAM's employment. As partial consideration for the execution of the confidentiality and noncompetition agreements, AMPAM grants to the employees signing such agreements options to purchase shares of AMPAM's common stock at exercise prices based on the fair market value of the common stock on the date of grant. Such options are granted pursuant to AMPAM's 1999 Stock Plan.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         The following directors were members of the Compensation Committee of our Board of Directors during all or part of 2000: Susan O. Rheney, Robert W. Sherwood, Robert C. Richey and Michael E. Workman. Mr. Sherwood is a founding stockholder and Chief Executive Officer of an AMPAM subsidiary and also serves as Vice President of Commercial Operations of AMPAM. Mr. Richey is the Chief Operating Officer of AMPAM. Dr. Workman and Ms. Rheney are not employees of AMPAM. None of AMPAM's executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serves on AMPAM's Board of Directors or Compensation Committee.

                          COMPENSATION COMMITTEE REPORT


COMPENSATION POLICY

         AMPAM's executive compensation policy is to have compensation programs that:

         o strengthen the relationship between pay and performance;

         o attract, motivate and retain experienced and qualified executives;

         o promote overall corporate performance; and

         o provide compensation that is both externally and internally equitable.

         The Compensation Committee seeks to provide competitive salaries based upon individual performance and cash bonuses based on AMPAM's overall performance in relation to corporate objectives. In establishing individual compensation targets, the Compensation Committee considers level and nature of responsibility, experience and its own subjective assessment of performance. In making these determinations, the Compensation Committee takes into account the Chief Executive Officer's evaluations of performance of other executive officers. The Compensation Committee believes that the objectives of AMPAM's compensation policy are best served if the level of base salaries and cash bonuses of executive officers are generally managed to reach the 75th percentile of the competitive market.

COMPONENTS OF COMPENSATION

         The key elements of AMPAM's executive compensation program are base salaries, cash bonuses and stock options. The Compensation Committee evaluates each element of compensation separately and in relation to the other elements of an executive officer's total compensation package. The percentage of an executive officer's compensation that is variable or based on performance generally increases with higher levels of total compensation.

         Base Salary. The Compensation Committee's annual recommendations to the Board of Directors concerning each executive officer's base salary are based on the Compensation Committee's review of salary levels for comparable executive officer positions and its subjective evaluation of and, other than for Mr. Christianson, management's evaluation of each executive officer's individual performance and level of responsibility. Annual salary adjustments are initially recommended by the Chief Executive Officer based on his evaluation of the performance of each executive officer after considering new responsibilities and the previous year's performance. The Compensation Committee performs the same review of the Chief Executive Officer's performance. Factors with an impact on base salary levels are not assigned specific weights but are subject to adjustments by the Compensation Committee.

         Bonuses. The Compensation Committee recommended to the Board of Directors, and the Board approved, AMPAM's Corporate Bonus Plan for 2000, in which all members of the AMPAM corporate staff participate. The Corporate Bonus Plan for 2000 based its guidelines for bonuses to be awarded to the Chief Executive Officer, the Chief Financial Officer and the Chief Operating Officer on overall earnings per share.

         Stock Options. A third component of executive officers' compensation is the 1999 Stock Plan, pursuant to which AMPAM grants executive officers and certain other employees options to purchase shares of common stock. The Compensation Committee grants stock options to executive officers to align their interests with the interests of the stockholders. In making grants of options, the Compensation Committee considers all factors that its members deem relevant, including corporate and individual performance and recommendations by the Chief Executive Officer based on a subjective evaluation and perception of the executive officer's performance. The Chief Executive Officer generally makes his recommendations by considering such officer's contribution toward overall company performance and such officer's expected contribution toward meeting AMPAM's long-term objectives and increasing value to stockholders. Options granted to executive officers typically vest over a period of five years following the date of grant and are generally granted at an exercise price equal to the fair market value of the common stock at the date of the grant. The full benefit of options is realized upon appreciation of the stock value in future periods, thus providing an incentive to create value for AMPAM's stockholders through appreciation of stock value. The compensation of the Chief Executive Officer was consistent with the terms of his employment agreement which was entered into in connection with the initial acquisitions.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee considered a number of factors in approving the Chief Executive Officer's cash compensation for the fiscal year 2000. These factors included salaries of similarly situated chief executive officers, the Chief Executive Officer's contribution to the success of AMPAM in 2000, his experience in the industry and the level of compensation paid to other executive officers of AMPAM, as well as other factors discussed in the preceding paragraphs. After taking these factors into account, the Compensation Committee judged the Chief Executive Officer's cash compensation for fiscal year 2000 to be fair and appropriate.

Respectfully submitted,

Ms. Susan Rheney
Mr. Robert C. Richey
Mr. Robert Sherwood
Mr. Michael E. Workman

                         CERTAIN BUSINESS RELATIONSHIPS

EARNOUT PAYMENTS

         In connection with the acquisition by AMPAM of Christianson Enterprises, Inc., AMPAM agreed to make certain earnout payments over a period of two years to Mr. Christianson and members of the Christianson family. The aggregate total of such payments made in the year 2000 was $2,634,252. In connection with the acquisition of J.A. Croson Company of Florida, AMPAM agreed to make certain earnout payments over a period of two years to Mr. Croson and members of the Croson family. The aggregate total of such payments made in the year 2000 was $592,536. In connection with the acquisition of R.C.R. Plumbing, Inc., AMPAM agreed to make certain earnout payments over a period of two years to Mr. Richey. The aggregate total of such payments made in the year 2000 was $1,507,482.

LEASE ARRANGEMENTS

         From January through June 11, 2000 Christianson Enterprises, LP, a wholly owned subsidiary of AMPAM, leased office and warehouse space from the Glen T. Christianson Family Trusts, W. George Christianson, Jr. Family Trusts, Robert A. Christianson Family Trusts, and Wilburn G. Christianson

Family Trusts, controlled by members of Mr. Christianson's family. Christianson Enterprises, LP made lease payments totaling $352,000 to the Christianson Trusts with respect to the lease in the year 2000. The leasehold was acquired from the Christianson Trusts by an independent third party in June 2000. On January 1, 1999, Christianson Enterprises entered into a five-year lease for office and warehouse space in San Antonio, Texas with the Christianson Trusts. Christianson Enterprises made lease payments in the year 2000 totaling $63,000 to the Christianson Trusts with respect to this lease. Christianson Enterprises also rents furniture from Contractor Resources, a company owned by Mr. Christianson. The five-year rental agreement commenced on April 1, 1999. Christianson remitted $63,000 to Contractor Resources in 2000, and will remit $63,000 per year through the remainder of the lease.

         R.C.R. Plumbing, Inc., a wholly owned subsidiary of AMPAM, leases four facilities from Mr. Richey. R.C.R. Plumbing made lease payments totaling $516,000 to Mr. Richey during the year 2000. According to the terms of these leases, base rent is increased by three percent per year.

         In August 1998, before the acquisition of Teepe's River City Mechanical, Inc. by AMPAM, Teepe's River City, now a wholly owned subsidiary of AMPAM, sold property to Teepe Ltd., an entity controlled by Mr. Teepe. Concurrent with the sale, Teepe's River City entered into a fifteen-year lease with Teepe Ltd. for the property. Rental payments increase five percent every three years. Teepe's River City made lease payments totaling $143,000 to Teepe Ltd. during the year 2000.

         J.A. Croson Company of Florida, a wholly owned subsidiary of AMPAM, leases warehouse and building space from Mr. J.A. Croson under a lease that will expire on September 30, 2002. Croson of Florida made lease payments totaling $23,000 during the year 2000 to Mr. J.A. Croson under this lease. In September, 1997, before the acquisition of J.A. Croson Company, located in Ohio, by AMPAM, Croson of Ohio, now a wholly owned subsidiary of AMPAM, entered into a five year lease respecting its Columbus, Ohio, facilities with David A. Croson, son of Mr. J.A. Croson. Upon the commencement of the lease, the agreement called for $4,576 per month in rent plus 27.3% of monthly maintenance costs. In 2000, Croson-of Ohio made lease payments totaling $124,000 to David Croson.

         Sherwood Mechanical, Inc., a wholly owned subsidiary of AMPAM, leases warehouse and office space from Poway Land Associates, LLC, a limited liability company in which Mr. Sherwood owns 90% of the membership interests, under a lease that will expire on August 31, 2003. Sherwood Mechanical made lease payments totaling $135,000 during the year 2000 to Mr. Sherwood under this lease. According to the terms of this lease, rent expense will increase 3% annually.

         Atlas Plumbing & Mechanical, LLC, a wholly owned subsidiary of AMPAM, leases two facilities from Atlas Real Estate, LLC, a limited liability company in which Mr. Turner holds a majority of the membership interests. Both leases are ten-year leases, which commenced on January 3, 1999 and June 1, 1999, respectively. Atlas Plumbing made lease payments totaling $222,000 during the year 2000 to Atlas Real Estate. The annual rental rate increases by a rate based on the consumer price index. Atlas Plumbing also leases its main office and warehouse space from Owens, LLC, a limited liability company in which Mr. Turner holds a majority of the membership interests, under a lease that will expire on August 31, 2009. Atlas Plumbing made lease payments totaling $72,000 during the year 2000 to Owens, LLC under this lease. The annual rental rate under this lease also increases in accordance with the consumer price index.

         LDI Mechanical Corporation, a wholly owned subsidiary of AMPAM, leases two facilities from Smith Properties, LLC, a limited liability company owned by Mr. Smith. Both leases will expire on February 28, 2005. LDI Mechanical made lease payments totaling $207,000 to Smith Properties during the year 2000 under these leases. Future minimum lease payments under these leases will be determined based on the greater of future increases in the consumer price index or 5%.

         AMPAM believes that the lease transactions described above are on terms no less favorable to AMPAM than could reasonably have been obtained in arms' length transactions with independent third parties.

                             AUDIT COMMITTEE REPORT

         In accordance with the written charter of the Audit Committee adopted by the Board of Directors and attached to this proxy statement as Appendix A, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of AMPAM. In connection with the fiscal 2000 audit, the Audit Committee has:

         o reviewed and discussed with management AMPAM's audited financial statements to be included in its Annual Report on Form 10-K for the year ended December 31, 2000,

         o discussed with Deloitte Touche LLP the matters required by Statement of Accounting Standards No. 61, as amended, and

         o received from and discussed with Deloitte Touche LLP the communications from Deloitte Touche LLP required by Independence Standards Board Standard No. 1 regarding their independence.

         Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in AMPAM's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

The Audit Committee:

Albert W. Niemi, Jr.
Richard M. Pollard
Susan O. Rheney

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


         The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as independent auditors to conduct the annual audit of AMPAM's consolidated financial statements for the year ending December 31, 2001, and to prepare a report on this audit. A representative of Deloitte & Touche LLP will be present at the annual meeting of stockholders, will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders. Ratification requires the affirmative vote of a majority of the votes cast for or against the matter. If the appointment is not ratified by the stockholders, the Board will reconsider the appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

AUDIT FEES

         The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of AMPAM's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in AMPAM's quarterly reports on Form 10-Q for the same fiscal year were $307,539. Aggregate fees billed by Arthur Andersen LLP for professional services rendered for reviews of the financial statements included in AMPAM's quarterly reports on Form 10-Q for that portion of the fiscal year ended December 31, 2000 during which Arthur Andersen LLP served as AMPAM's independent auditors were $60,200.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000 were $572,854. There were no fees billed by Arthur Andersen LLP for professional services rendered for information technology services relating to financial information systems design and implementation for that portion of the fiscal year ended December 31, 2000 during which Arthur Andersen LLP served as AMPAM's independent auditors.

ALL OTHER FEES

         The aggregate fees billed by Deloitte & Touche LLP for services other than the services described under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above, for the fiscal year ended December 31, 2000, were $296,175. Aggregate fees billed by Arthur Andersen LLP for services other than the services described under "Audit Fees" above, for that portion of the fiscal year ended December 31, 2000 during which Arthur Andersen LLP served as AMPAM's independent auditors, were $205,315.

         The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independent auditor's independence.

                              STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal at the 2002 annual meeting of stockholders and who requests inclusion of the proposal in AMPAM's 2002 proxy statement and form of proxy in accordance with applicable Securities and Exchange Commission rules must file such proposal with AMPAM by December 31, 2001. AMPAM's bylaws also require advance notice of other proposals by stockholders to be presented for action at an annual meeting. In the case of the 2002 annual meeting, the required notice must be received by AMPAM's Secretary between December 1, 2001 and December 31, 2001. The bylaws require that the notice must contain prescribed information, including a description of the proposal and the reasons for bringing it before the meeting, proof of the proponent's status as a stockholder and the number of shares held and a description of any material interest of the proponent in the proposal, as well as other procedural requirements. A copy of the bylaws describing the requirements for notice of stockholder proposals may be obtained by writing AMPAM's Secretary at 1950 Louis Henna Blvd., Round Rock, Texas 78664.

                              DIRECTOR NOMINATIONS

         AMPAM's bylaws provide that a stockholder may nominate a director for election if the stockholder sends a notice to AMPAM's Secretary providing the name of the nominee and information regarding the nominee that would be required to be disclosed in the proxy statement together with proof of the stockholder's status as a stockholder and the number of shares held and a description of all arrangements and understandings between the stockholder and each nominee and any other person pursuant to which the nomination is to be made by the stockholder. Such notice and the requisite accompanying information must be provided to AMPAM, in the case of the 2002 annual meeting, between December 1 and December 31, 2001. A copy of the bylaws describing the requirements for nomination of director candidates by stockholders may be obtained by writing AMPAM's Secretary at the address shown above.

                               GENERAL INFORMATION

         The cost of solicitation of proxies will be borne by AMPAM. Proxies may be solicited on AMPAM's behalf by its directors, officer or employees in person or by telephone, electronic transmission or facsimile transmission without additional compensation.

         The Board of Directors does not intend to bring any other matters before the meeting and has not been informed that any other matters are to be properly presented to the meeting by others. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best, unless authority to do so is withheld by you in the proxy card.

                                           By Order of the Board of Directors



                                           ------------------------------------
                                           Robert A. Christianson
                                           Chairman of the Board

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

         WHEREAS, the Board of Directors of American Plumbing and Mechanical, Inc. has since its inception maintained a standing committee designated the Audit Committee, and

         WHEREAS, it is the intent of the Board in recognition of its fiduciary responsibilities to reaffirm and ratify the statement of duties and responsibilities of the Audit Committee,

         THEREFORE, BE IT RESOLVED THAT, the Board of Directors hereby reaffirm the composition, authority, responsibility, and specific duties of the Audit Committee.

COMPOSITION:

         The Audit Committee shall be composed of three Directors. One of the members of the Committee shall be appointed Committee Chairman by the Chairman of the Board of Directors. Appointments of members and Chairman shall be made at the Board Meeting following the Annual Shareholders Meeting.

         All of the Audit Committee members shall be independent and shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

         To be considered independent the director must meet the following criteria:

         1. Not be, or have been in the past three years, and officer or employee of the Company or any of its affiliates.

         2. Not have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

         3. Not have received compensation from the Company or any of its affiliates in excess of $60,000 during the preceding fiscal year, other than compensation for Board service or benefits under a tax-qualified retirement plan, or non-discretionary compensation.

         4. Not a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.

         5. Not a partner in, or a controlling shareholder or executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments in excess of 5% of the Company's or such business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

         6. Is not an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

AUTHORITY:

         The Audit Committee is granted the authority to perform each of the specific duties listed under "Specific Duties" in this Charter and upon direction of the Board of Directors to investigate any activity of the Company. In addition, the Chairman of the Board may, from time to time, direct specific assignments to this Audit Committee. All employees and consultants are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. The Committee is required to notify the Board of Directors of any intent to retain consultants and must have Board approval before entering into any consulting agreement.

RESPONSIBILITY:

         The Audit Committee has the responsibility to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and all Subsidiaries and the sufficiency of the audits or all Company activities. It is the Board's agent in ensuring the integrity of financial reports of the Corporation and its Subsidiaries, and the adequacy of disclosures to shareholders. The Audit Committee is the focal point for communication between other Directors, the independent auditors, internal auditors and management as their duties relate to financial accounting, reporting and controls.

MEETINGS:

         The Committee should hold regularly scheduled meetings each quarter and as many additional special meetings as necessary to complete their assigned duties.

MINUTES:

         Minutes of each meeting will be prepared and distributed to all members of the Board of Directors. The permanent file of the minutes will be maintained by the Secretary of the Corporation.

SPECIFIC DUTIES:

         The Audit Committee, in consultation with the chief executive officer and the chief financial officer shall perform an annual review of performance of the independent accounting firm and recommend to the Board of Directors the firm or firms to be selected for examination of the financial statements of the Corporation and its Subsidiaries. The recommendation shall include the scope of the audit and the estimated fees to be paid.

         The Audit Committee shall review and approve the recommendation of the management for the scope of the annual audit.

         The Audit Committee shall review and approve the management's recommended annual report to the shareholders, the annual financial statements including all financial discussions and disclosures.

         The Audit Committee shall review with the independent public accountants the recommendations included in the management letter and the informal observances, competence and adequacy of financial, accounting, and internal audit control procedures of the Corporation and its subsidiaries. On the basis of this review the Audit Committee shall make recommendations to the Board for any changes which seem appropriate.

         The Audit Committee shall review with the independent public accountants and financial management of the company the disposition of the recommendations from the previous audit.

         The Audit Committee shall make an independent determination whether any professional services to be provided by the public accounting firm would adversely affect the independence of the firm and its ability to render impartial review and judgment.

         The Audit Committee shall determine by interview with the public accounting firm if there were restrictions imposed by management on the scope of conduct of any audit or examination.

         The Audit Committee shall consult with counsel, corporate financial management, and the independent accountants to confirm compliance with the public law and accounting practices relating to financial reports of the Corporation and its subsidiaries, the absence of conflicts of interest of Directors and officer, and compliance with the provisions of the Foreign Corrupt Practices Act.

         Annually, the Audit Committee shall review its own charter and report the results of that review and any recommendations to the Board of Directors.

REPORTS:

         At a designated meeting of the Board of Directors, the Chairman shall present an oral report of activities and the status of any on going studies or investigations.

PROXY               AMERICAN PLUMBING AND MECHANICAL, INC.                 PROXY
             ANNUAL MEETING OF STOCKHOLDERS--TO BE HELD MAY 10, 2001


         The undersigned hereby constitutes and appoints Robert A. Christianson and David C. Baggett, and each of them, acting in the absence of others, as proxies of the undersigned, with full power of substitution in the premises to each of them, to appear and vote, as designated herein, all shares of the Common Stock, $.01 par value per share, of American Plumbing and Mechanical, Inc. (the "Company") held of record by the undersigned as of April 1, 2001 at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Venetian Hotel in Las Vegas, Nevada on May 10, at 10:30 am, local time, and at any and all postponements or adjournments thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BELOW BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2, AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF.

1.       To elect the directors listed below:

         Class II Director (term expires April 2004)

Robert Christianson        ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY

Albert W. Niemi, Jr.       ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY

Robert Sherwood            ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY

Michael Workman            ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY


2. The approval of Deloitte & Touche, L.L.P. as the Company's existing independent auditors for the 2001 fiscal year.

                   ___ FOR ___ AGAINST ___ WITHHOLD AUTHORITY

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any and all postponements or adjournments thereof.

         IMPORTANT: In signing this proxy, please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. EACH JOINT TENANT MUST SIGN.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders relating to this meeting.


                                        ------------------------------------
                                        [Printed name]


                                        Signature of Stockholder


                                        (Additional signature if held jointly)


                                        (Number of shares of Common Stock held
                                        on Record Date)


                                        DATED:                   , 2001
                                              -------------------


PLEASE MARK, SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE.

PROXY               AMERICAN PLUMBING AND MECHANICAL, INC.                 PROXY

             ANNUAL MEETING OF STOCKHOLDERS--TO BE HELD MAY 10, 2001


         The undersigned hereby constitutes and appoints Robert A. Christianson and David C. Baggett, and each of them, acting in the absence of others, as proxies of the undersigned, with full power of substitution in the premises to each of them, to appear and vote, as designated herein, all shares of the Class B Common Stock, $.01 par value per share, of American Plumbing and Mechanical, Inc. (the "Company") held of record by the undersigned as of April 1, 2001 at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Venetian Hotel in Las Vegas, Nevada on May 10, at 10:30 am, local time, and at any and all postponements or adjournments thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BELOW BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2, AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF.

1.       To elect the directors listed below:

         Class II Director (term expires April 2004)

Robert Christianson        ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY

Albert W. Niemi, Jr.       ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY

Robert Sherwood            ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY

Michael Workman            ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY


2. The approval of Deloitte & Touche, L.L.P. as the Company's existing independent auditors for the 2001 fiscal year.

                   ___ FOR ___ AGAINST ___ WITHHOLD AUTHORITY

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any and all postponements or adjournments thereof.



         IMPORTANT: In signing this proxy, please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. EACH JOINT TENANT MUST SIGN.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders relating to this meeting.


                                          ------------------------------------
                                          [Printed name]


                                          Signature of Stockholder


                                          (Additional signature if held jointly)


                                          (Number of shares of Class B Common
                                          Stock held on Record Date)


                                          DATED:                   , 2001
                                                -------------------

         PLEASE MARK, SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

PROXY               AMERICAN PLUMBING AND MECHANICAL, INC.                 PROXY

             ANNUAL MEETING OF STOCKHOLDERS--TO BE HELD MAY 10, 2001


         The undersigned hereby constitutes and appoints Robert A. Christianson and David C. Baggett, and each of them, acting in the absence of others, as proxies of the undersigned, with full power of substitution in the premises to each of them, to appear and vote, as designated herein, all shares of the Series A Preferred Stock, $.01 par value per share, of American Plumbing and Mechanical, Inc. (the "Company") held of record by the undersigned as of April 1, 2001 at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Venetian Hotel in Las Vegas, Nevada on May 10, at 10:30 am, local time, and at any and all postponements or adjournments thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BELOW BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2, AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF.

1.       To elect the directors listed below:

         Class II Director (term expires April 2004)

Robert Christianson        ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY

Albert W. Niemi, Jr.       ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY

Robert Sherwood            ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY

Michael Workman            ___ FOR  ___ AGAINST  ___ WITHHOLD AUTHORITY


2. The approval of Deloitte & Touche, L.L.P. as the Company's existing independent auditors for the 2001 fiscal year.

                   ___ FOR ___ AGAINST ___ WITHHOLD AUTHORITY

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any and all postponements or adjournments thereof.



         IMPORTANT: In signing this proxy, please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. EACH JOINT TENANT MUST SIGN.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders relating to this meeting.


                                         ------------------------------------
                                         [Printed name]


                                         Signature of Stockholder


                                         (Additional signature if held jointly)


                                         (Number of shares of Series A Preferred
                                         Stock held on Record Date)


                                         DATED:                   , 2001
                                               -------------------

         PLEASE MARK, SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE
                               ENCLOSED ENVELOPE.